UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2025

COMMUNITY HEALTHCARE TRUST INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

(615) 771-3052

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On February 18, 2025, Community Healthcare Trust Incorporated (the “Company”) entered into a Third Amended and Restated Sales Agency Agreement (the “Sales Agreement”) with Piper Sandler & Co., Piper Sandler Financial Products II Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, Truist Bank and Truist Securities, Inc., in their capacity as Sales Agents, as Forward Sellers and/or as Forward Purchasers, in each case as described below, relating to (i) the issuance and sale by the Company to or through the Sales Agents, from time to time, of shares (the “Issuance Shares”) of common stock, par value $0.01 per share (“Common Stock”), and (ii) the sale by the Forward Sellers, as agents on behalf of the Forward Purchasers, of Common Stock (the “Forward Shares” and, together with the Issuance Shares, the “Securities”), with the Securities to be sold under the Sales Agreement not to exceed an aggregate gross sales price of $300 million, exclusive of shares of Common Stock sold under the Prior Agreement (as defined below) (the “ATM Program”). We refer to Piper Sandler & Co., Piper Sandler Financial Products II Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, Truist Bank and Truist Securities, Inc., when acting in their capacity as sales agents for the Company, individually as a “Sales Agent” and collectively as the “Sales Agents,” when acting in their capacity as counterparties to forward sale agreements, individually as a “Forward Purchaser” and collectively as the “Forward Purchasers,” and when acting in their capacity as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as the “Forward Sellers.”

The Sales Agreement amends and restates in its entirety that certain Second Amended and Restated Sales Agency Agreement, dated November 2, 2022, by and among the Company and the Agents (as defined therein) (the “Prior Agreement”).

The Company may sell the Securities in amounts and at times to be determined by the Company from time to time but has no obligation to sell any of the Securities and may at any time suspend solicitation and offers under the Sales Agreement. Actual sales, if any, will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of its funding.

The sales, if any, of the Issuance Shares will be made through the Sales Agents acting as sales agent for the Company or directly to the Sales Agents acting as principals. The sales, if any, of the Forward Shares will be made through the Forward Sellers, acting as agents for the applicable Forward Purchasers. Sales of the Securities, if any, made pursuant to the Sales Agreement may be sold in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks.

The Sales Agreement provides that each Sales Agent will be entitled to compensation that will not exceed 2.0% of the gross sales price of any of the Issuance Shares sold through it as Sales Agent. Under the terms of the Sales Agreement, the Company may also sell Issuance Shares to one or more Sales Agents, as principal, at a price agreed upon at the time of sale. If the Company sells Issuance Shares to any Sales Agent(s) as principal, it will enter into a separate terms agreement with the Sales Agent(s), setting forth the terms of such transaction.

Pursuant to the Sales Agreement, the Company may enter into one or more forward sale agreements with one or more of the Forward Purchasers. In connection with each such forward sale agreement, the relevant Forward Purchaser will, at the Company’s request, use commercially reasonable efforts to borrow from third parties and, through the relevant Forward Seller, sell a number of Forward Shares equal to the number of shares of Common Stock underlying such forward sale agreement. The Sales Agreement also provides that a Forward Seller will be entitled to commissions that will not exceed 2.0% of the gross sales price of all borrowed shares of Common Stock sold by the applicable Forward Seller, which commissions will be in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser.

Although the Company expects to physically settle any forward sale agreement into which it enters (by the delivery of Common Stock) and receive proceeds from the sale of Common Stock upon one or more forward settlement dates no later than the date that is two years from entry into the applicable forward sale agreement, the Company may elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Company elects to cash settle any forward sale agreement, it may not receive any proceeds, and may owe cash to the relevant Forward Purchaser in certain circumstances. If the Company elects to net share settle any forward sale agreement, it will not receive any proceeds, and it may owe Common Stock to the relevant Forward Purchaser in certain circumstances. Any forward sale agreement is subject to early termination or settlement under certain circumstances.

Some or all of the Sales Agents, the Forward Sellers, the Forward Purchasers and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The Company made certain customary representations, warranties and covenants concerning the Company, and the registration statement in the Sales Agreement and also agreed to indemnify the Sales Agents, the Forward Sellers and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Sales Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the form of Sales Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the forward sales agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the form of registered forward confirmation, which is filed as Annex I to Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01     Other Events.

 On February 18, 2025, the Company intends to file Post-Effective Amendment No. 1 (“Post-Effective Amendment No. 1”) to its automatic registration statement on Form S-3 (File No. 333-268115) (the “Current Registration Statement”), which will include a base prospectus and a prospectus supplement covering the ATM Program, because the Company expects that it will no longer qualify as a well-known seasoned issuer (as such term is defined under Rule 415 of the Securities Act) upon the filing of its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”). Promptly after filing its Form 10-K, the Company intends to file a new non-automatic shelf registration statement on Form S-3 (the “New Registration Statement”), which will include a base prospectus and a prospectus supplement covering the ATM Program. The issuance of any Securities sold pursuant to the ATM Program prior to the effectiveness of the New Registration Statement will be registered pursuant to the Current Registration Statement and the issuance of any Securities sold pursuant to the ATM Program on or after the effectiveness of the New Registration Statement will be registered pursuant to the New Registration Statement. Upon the filing of Post-Effective Amendment No. 1, the offering of shares of Common Stock pursuant to the Prior Agreement and the prospectus supplement, dated November 1, 2022, to the Current Registration Statement will be terminated.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Securities nor shall there be any sale of the Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

***

The Company cautions you that statements included in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell Securities and raise additional funds pursuant to the Sales Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as the risks inherent in the Company’s business, including those described in the Company’s periodic filings with the Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This cautionary statement is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amended and Restated Sales Agency Agreement, dated February 18, 2025, by and among Community Healthcare Trust Incorporated and Piper Sandler & Co., Piper Sandler Financial Products II Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, Truist Bank and Truist Securities, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Healthcare Trust Incorporated

Date: February 18, 2025	By:	/s/ David H. Dupuy
Name: David H. Dupuy
Title: Chief Executive Officer and President